UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

USA Rare Earth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075

(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on March 4, 2026, USA Rare Earth, Inc. (“USAR”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among USAR, Texas Mineral Resources Corp., a Delaware corporation (“TMRC”), Hamer Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of USAR (“First Merger Sub”), and Hamer Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of USAR (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”), providing for the merger of First Merger Sub with and into TMRC, with TMRC surviving as a wholly owned subsidiary of USAR (the “First Merger”), followed promptly by the merger of Second Merger Sub with and into the surviving corporation of the First Merger, with Second Merger Sub surviving as a wholly owned subsidiary of USAR (the “Second Merger” and together with the First Merger, the “Mergers”). On August 7, 2026, USAR completed the Mergers pursuant to the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the First Merger, each share of common stock, par value $0.01 per share, of TMRC issued and outstanding immediately prior to such time ([excluding shares as to which dissenters’ rights were properly exercised] and shares owned by USAR, TMRC or their respective wholly owned subsidiaries) was converted into the right to receive that portion of a validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of USAR (“USAR Common Stock”) equal to the quotient obtained by dividing (a) 3,823,328 by (b) the aggregate number of shares of TMRC common stock outstanding on a fully diluted basis at the effective time, resulting in a final exchange ratio of 0.043279843 of a share of USAR Common Stock for each share of TMRC common stock (based on 88,339,693 shares of TMRC common stock outstanding on a fully diluted basis at the effective time). Holders of TMRC common stock otherwise entitled to a fractional share of USAR Common Stock became entitled to receive cash in lieu of such fractional share.

The issuance of shares of USAR Common Stock to the former stockholders of TMRC was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-295838), as amended, filed by USAR with the Securities and Exchange Commission (the “SEC”) and declared effective on June 29, 2026. The proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to USAR’s Current Report on Form 8-K filed with the SEC on March 5, 2026, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated March 4, 2026, by and among USAR, TMRC and Merger Subs (incorporation by reference to Exhibit 2.1 to USAR’s Current Report on Form 8-K (File No. 001-41711) filed with the SEC on March 5, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date: August 7, 2026	By:	/s/ Valerie Ford Jacob
Valerie Ford Jacob
Chief Legal Officer

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